                                     ANNEX A


NEITHER THIS OFFSHORE WARRANT ("WARRANT") NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED TO, ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THIS WARRANT MAY NOT BE DETACHED, TRANSFERRED OR EXERCISED SEPARATELY FROM THE 6.5% NOTE TO WHICH THIS WARRANT IS ATTACHED.

PAYMENT OF THE EXERCISE PRICE FOR THE PURCHASE OF COMMON STOCK PURSUANT TO THIS WARRANT SHALL BE MADE ONLY BY THE PROPORTIONATE REDUCTION OF THE OUTSTANDING PRINCIPAL BALANCE OF THE 6.5% NOTE TO WHICH THIS WARRANT IS ATTACHED.


                                OFFSHORE WARRANT


         THIS OFFSHORE WARRANT ("Warrant"), dated as of the 15th day of April, 1996, is issued by INTEK DIVERSIFIED CORPORATION, a Delaware corporation (the "Company"), to _______________________________________________, a(n)
_____________________________ (together with any other registered holder of this Warrant, the "Holder").

         WHEREAS, in that certain Note and Warrant Purchase Agreement, of even date herewith, between the Company and the Holder (as amended from time to time, the "Purchase Agreement," the terms and conditions of which are incorporated herein by reference), the Company agreed to issue and sell to the Holder, and the Holder agreed to acquire one of __________ 6.5% Notes, due April 15, 1999 (collectively, the "Notes"), issued by the Company in the aggregate principal amount of U.S. $6,000,000 (the 6.5% Note to which this Warrant is attached being hereinafter referred to as the "Note"), outside of the "United States" (as that term is defined in Regulation S ("Regulation S," capitalized terms used herein and not otherwise defined herein having the meanings ascribed to them in Regulation S) under the U.S. Securities Act of 1933, as amended (the "Securities Act"));

         WHEREAS, pursuant to the Purchase Agreement, the Company agreed to issue and sell, and the Holder agreed to acquire, this nondetachable Warrant to purchase the number of shares of the Common Stock, par value U.S. $0.01 per share ("Common Stock"), of the Company determined by the formula set forth in
Section 1(a) hereof (the "Warrant Shares"); and

         WHEREAS, pursuant to the terms of the Note, the exercise in full of the Warrant in accordance with its terms and issuance of all of the Warrant
Shares shall constitute payment in full of all principal due under the Note;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1.       EXERCISE OF THE WARRANT.

                  (a) NUMBER OF WARRANT SHARES OBTAINABLE. Subject to such adjustment as may be required from time to time by Section 5 hereof, the number of Warrant Shares that the Holder shall be entitled to receive upon exercise of this Warrant shall be determined by dividing (i) the outstanding principal balance of the Note by (ii) the applicable exercise price specified in Schedule 1 attached hereto (the "Exercise Price"). Any exercise of this Warrant shall be for a minimum aggregate Exercise Price of U.S. $100,000. Notwithstanding anything herein to the contrary, payment of the aggregate Exercise Price shall be made only by the proportionate reduction of the outstanding principal balance of the Note.

THIS WARRANT MAY BE EXERCISED ONLY IF AND TO THE EXTENT THAT THE PRINCIPAL AMOUNT OF THE NOTE TO WHICH THIS WARRANT IS ATTACHED IS PAID, AS PROVIDED IN THIS SECTION 1(a).

                  (b) EXERCISE BY THE HOLDER. Upon the terms and subject to the conditions set forth in this Warrant and the Purchase Agreement, the Holder shall have the right, which may be exercised in whole or in part on or after July 15, 1996 or, if such day is not a Business Day (as defined below), on the next succeeding Business Day (the "Holder Exercise Date"), to receive from the Company the number of fully paid and nonassessable Warrant Shares that the Holder may at the time be entitled to receive on exercise of this Warrant and the resulting proportionate payment, satisfaction and discharge of the outstanding principal amount of the Note; provided that such exercise does not cause a violation of any applicable law or regulation. For purposes hereof, the term "Business Day" shall mean any day on which banks in New York City are open for business.

                          The Holder shall effect exercises by surrendering the
Note, this Warrant and the form of exercise notice in the form attached hereto as Exhibit A (collectively, the "Holder Exercise Notice"), in the manner set forth in Section 8 hereof. Each Holder Exercise Notice shall specify the aggregate Exercise Price by which the outstanding principal amount of the Note shall be reduced and the date on which such exercise is to be effected (the "Holder Exercise Date"). Subject to Section 1(d) hereof, each Holder Exercise Notice, once given, shall be irrevocable. If less than the then outstanding principal balance of the Note is being repaid by exercise of this Warrant, then the Company shall promptly deliver to the Holder a new Note for the remaining principal amount that has not been so repaid and a new Warrant relating thereto.

                  (c) EXERCISE BY THE COMPANY. Upon the terms and subject to the conditions set forth in this Warrant and the Purchase Agreement, the Company shall have the right, which may be exercised in whole or in part on or after April 15, 1997 or, if such day is not a Business Day, on the next succeeding Business Day (the "Company Exercise Date"), to force the Holder to exercise this Warrant and receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of the Warrant and the resulting proportionate payment, satisfaction and discharge of the outstanding principal amount of the Note; provided that such exercise does not cause a violation of any applicable law or regulation.

                           The Company shall effect exercises by delivering to
the Holder a written notice in the form attached hereto as Exhibit B (the "Company Exercise Notice"), which Company Exercise Notice, once given, shall be irrevocable. Each Company Exercise Notice shall specify the aggregate
Exercise Price by which the principal amount of the Note shall be reduced and the date on which such exercise is to be effected (the "Company Exercise Date"). The Company shall give such Company Exercise Notice in accordance with Section 8 hereof at least two (2) Business Days before the Company Exercise Date; provided, however, that the Company may not deliver a Company Exercise Notice within ten (10) days prior to issuing any press release or other public statement relating to such exercise. Any such exercise shall be effected on a pro rata basis among all holders of warrants issued under the Purchase Agreement and any other Note and Warrant Purchase Agreements executed by the Company with respect to its 6.5% Notes on the date hereof.
Upon the exercise of this Warrant pursuant to a Company Exercise Notice, the Holder shall surrender the Note and this Warrant at the office of the Company. If less than the then outstanding principal balance of the Note is being repaid by exercise of this Warrant by the Company, then the Company shall promptly deliver to the Holder a new Note for the remaining principal amount that has not been so repaid and a new Warrant relating thereto.

                           Each Holder Exercise Notice and Company Exercise
Notice is sometimes referred to herein as an "Exercise Notice," and each Holder Exercise Date and Company Exercise Date is sometimes referred to herein as an "Exercise Date."

                  (d) DELIVERIES BY THE COMPANY. Not later than three (3) Business Days after the receipt by the Company of the Exercise Notice, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those then required by law), representing the number of Warrant Shares being acquired upon the exercise of this Warrant and (ii) a new Note in a principal amount equal to the difference between the outstanding principal amount of the Note immediately prior to the Exercise Date and the aggregate Exercise Price specified in the Exercise Notice; provided, however, that the Company shall not be obligated to issue certificates evidencing the Warrant Shares issuable upon exercise of this Warrant until the Note and this Warrant are delivered to the Company. In the case of an exercise pursuant to a Holder Exercise Notice, if such certificate or certificates are not delivered by the date required under this Section 2(d), then the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such exercise, in which event the Company shall immediately return the Holder Exercise Notice.

                  (e) CANCELLATION; INSPECTION RIGHTS. When surrendered upon exercise of this Warrant, the Note and this Warrant shall be cancelled and disposed of by the Company in accordance with applicable law. The Company shall keep copies of this Warrant and any notices given or received hereunder available for inspection by the Holder during normal business hours at its office.

                  (f) TRANSFER RESTRICTIONS. The Note and this Warrant have been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred only if such transfer is, in the reasonable opinion of the Company, in compliance with or exempt from the registration requirements of the Securities Act, including Regulation S promulgated thereunder, and the terms and conditions set forth in the Purchase Agreement. This Warrant may not be transferred separately from the Note. Prior to due presentment to the Company for transfer of the Note and this Warrant, the Company and any agent of the Company may treat the person in whose name the Note and this Warrant are duly registered on the records of the Company regarding registration and transfers of the Notes (the "Note Register") as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor any such agent shall be affected by notice to the contrary. The Note and this Warrant shall be transferable or assignable only through an appropriate entry in the Note Register.

                  (g) COVENANT OF THE HOLDER. The Holder and any subsequent transferee pursuant to the terms of this Warrant covenant not to exercise this Warrant except in compliance with the terms of this Warrant.

         2. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving the Warrant Shares under this Warrant.

         3. REPLACEMENT OF WARRANT. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of such mutilated
Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity, if requested, satisfactory to it. Applicants for a substitute Warrant also shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         4. RESERVATION OF WARRANT SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued
Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of this Warrant, the maximum number of Warrant Shares (as adjusted from time to time pursuant to Section 5 hereof) which may then be deliverable upon the exercise of this Warrant and all other outstanding warrants issued and sold pursuant to the Purchase Agreement.

         5. ADJUSTMENT TO THE NUMBER OF WARRANT SHARES ISSUABLE. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment from time to time as set forth in this Section 5.

                  (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of its Common Stock or of capital stock of any class), (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Exercise Price designated in Section 1(a) hereof shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 5(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

                  (b) If the Company, at any time while this Warrant is outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Exercise Price at the record date mentioned below, then the Exercise Price designated in Section 1(a) hereof shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Exercise Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Exercise Price designated in Section
1(a) hereof pursuant to this Section 5(b), if any such right or warrant shall expire and shall not have been exercised, the Exercise Price designated in
Section 5(a) hereof shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 5 after the issuance of such rights or warrants) had the adjustment of the Exercise Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

                  (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Section 5(b) hereof), then in each such case the Exercise Price for which the Warrant Shares shall be purchased shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be the Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors of the Company (the "Board of Directors") in good faith; provided, however that in the event of a distribution exceeding 10% of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority of the principal amount of the Notes that are then outstanding; and further provided, however, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other holders of Notes of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

                  (d) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which this Warrant could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 5(d) upon any exercise following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

                  (e)      If:

                           (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                           (ii)     the Company shall declare a special
                                    nonrecurring cash dividend on or a
                                    redemption of its Common Stock; or

                           (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                           (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                           (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be mailed to the Holder in accordance with Section 8 hereof, at least thirty (30) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                  (f) If at any time conditions shall arise by reason of action taken by the Company which are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holder (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, then the Company shall, at least thirty (30) days prior to the effective date of such action, mail a written notice to the Holder briefly describing the action contemplated and the material adverse effects of such action on the rights of the Holder and an Appraiser selected by the holders of majority in principal amount of the outstanding Notes shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 5), of the Exercise Price (including, if necessary, any adjustment as to the securities into which this Warrant may thereafter be exercisable) and any distribution which is or would be required to preserve without diluting the rights of the holders of the Notes;
provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Exercise Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Exercise Price to more than the Exercise Price then in effect.

                  (g) In any case in which this Section 5 shall require that an adjustment be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder, if this Warrant is exercised after such record date, the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise
Price prior to adjustment and (ii) paying to the Holder any amount in cash in lieu of a fractional share pursuant to Section 6 hereof, provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares, other capital stock and/or cash upon the occurrence of the event requiring such adjustment.

                  (h) Any determination that the Company or the Board of Directors must make pursuant to this Section 5 shall be conclusive if made in good faith.

         6. FRACTIONAL SHARES. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 6, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

         7.       WARRANT AGENT.

                  (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company and the Holder may appoint a new warrant agent. Such new warrant agent shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than U.S. $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the warrant agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the Company.

                  (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act; provided that such corporation (i) would be eligible for appointment as successor to the warrant agent under the provisions of this Section 7 or (ii) is a wholly-owned subsidiary of the warrant agent. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the register maintained by the warrant agent pursuant to this Warrant.

         8. NOTICES. All notices or other communications hereunder shall be given, and shall be deemed duly given and received if given, by facsimile and by mail, postage prepaid: (i) if to the Company, addressed as follows:
INTEK Diversified Corporation, 970 West 190th Street, Suite 720, Torrance, California 90502, Attention: David Neibert, or to facsimile no. (310) 366-7712, with a copy to INTEK Diversified Corporation, c/o Simmonds Capital Limited, 5355 Yonge Street, Suite 1050, Willowdale, Ontario M2N 6P4, Canada,
Attention: John G. Simmonds, or to facsimile no. (416) 221-3800; or (ii) if to the Holder, addressed to the Holder at the facsimile telephone number and address of the Holder appearing on the Note Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 8. Any such notice shall be deemed given and effective upon the earliest to occur of (i) receipt of such facsimile at the facsimile telephone number specified in this Section 8, (ii) five (5) Business Days after deposit in the United States mails or (iii) upon actual receipt by the party to whom such notice is required to be given.

         9. LEGEND ON WARRANT AND WARRANT SHARES. Assuming that there are no changes in the material facts set forth in Section 2.2 of the Purchase Agreement or in applicable law that would require such a legend, (i) after the expiration of the period commencing on the date hereof and ending ninety (90) days thereafter, no legend on the Warrant shall be required and
(ii) the Warrant Shares for which the Warrant is exercised shall not bear any legend.

         10.      MISCELLANEOUS.

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  (b) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company, the Holder and any registered holder of Warrant Shares any legal or equitable right, remedy or cause under this Warrant; but this Warrant shall be for the sole and exclusive benefit of the Company, the Holder and any other registered holder of Warrant Shares.

                  (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affecting or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                INTEK DIVERSIFIED CORPORATION, in its corporate capacity and in its capacity as the Warrant Agent hereunder


                                By:__________________________________________
                                Name:  ______________________________________
                                Title:  _____________________________________

                                   SCHEDULE 1

                                 Exercise Prices


                                    Attached.




                                    EXHIBIT A

                          INTEK DIVERSIFIED CORPORATION

                          Notice of Exercise of Warrant
                          at the Election of the Holder

         The undersigned hereby irrevocably elects to exercise the Offshore Warrant ("Warrant") issued by INTEK Diversified Corporation (the "Company") to the undersigned on April 15, 1996, into shares of Common Stock, par value U.S. $0.01 per share ("Common Stock"), of the Company, according to the conditions hereof, as of the date written below. All capitalized terms used herein without definition shall have the meanings assigned to them in the Warrant. If Warrant Shares are to be issued in the name of a person other than the Holder, then the Holder shall pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be reasonably requested by the Company in accordance with the Warrant. No fee will be charged to the Holder for any exercise, except for such transfer taxes, if any.

         If this Warrant is being exercised during the Restricted Period (as that term is defined in the Note and Warrant Purchase Agreement, dated as of April 15, 1996, by and among the Company and the Holder), then the Holder represents that it is not a "U.S. Person" as defined in Rule 902 of Regulation S under the Securities Act, and is not exercising the Warrant on behalf of any U.S. Person and is located outside of the "United States" as defined in Rule 902 of Regulation S. The Holder represents and warrants that all offers and sales by the Holder of the Warrant Shares issuable to the undersigned upon exercise of the Warrant shall be made in compliance with Regulation S, pursuant to registration of the Common Stock under the Securities Act or pursuant to an exemption from registration under the Securities Act.

                          _____________________________________________________
                          Date to Effect Exercise

                          _____________________________________________________
                          Aggregate Exercise Price

                          _____________________________________________________
                          Number of Warrant Shares to be Issued

                          _____________________________________________________
                          Signature of the Holder

                          _____________________________________________________
                          Printed Name (exactly as it is to appear on the Warrant Shares)

                          _____________________________________________________
                          Address of the Holder



                                    EXHIBIT B

                          INTEK DIVERSIFIED CORPORATION

                          NOTICE OF EXERCISE OF WARRANT
                         AT THE ELECTION OF THE COMPANY

         The undersigned, in the name and on behalf of INTEK Diversified Corporation (the "Company"), hereby notifies the addressee hereof that the Company hereby elects to exercise its right to force the exercise of the Offshore Warrant ("Warrant") issued by the Company to ________________________________________________ on April 15, 1996, into shares of Common Stock, par value U.S. $0.01 per share ("Common Stock"), of the Company according to the conditions hereof, as of the date written below. All capitalized terms used herein without definition shall have the meanings assigned to them in the Warrant. No fee will be charged to the Holder for the exercise hereunder, except for such transfer taxes, if any, which may be incurred by the Company if Warrant Shares are to be issued in the name of a person other than the person to whom this notice is addressed.

                          _____________________________________________________
                          Name of the Holder

                          _____________________________________________________
                          Address of the Holder

                          _____________________________________________________
                          Date to Effect Exercise

                          _____________________________________________________
                          Aggregate Exercise Price

                          _____________________________________________________
                          Number of Warrant Shares to be Issued

                          _____________________________________________________
                          Signature of Representative of the Company